Item 77Q(1) (e)

Master Investment Advisory Agreement between Firsthand
Funds and SiVest Group, Inc., dated August 3, 2009 , is hereby incorporated by reference to Exhibit (d)(i) to Post
Effective Amendment filed on February __, 2010 (Accession
No. xxx).